Exhibit 99.906.CERT
                                                             -------------------


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of The Value Line Cash Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: August 31, 2004
      ---------------


                                       By: /s/ Jean Bernhard Buttner
                                           -------------------------------------
                                           Jean Bernhard Buttner
                                           Chairman and President
                                           Value Line Cash Fund, Inc.

                                                             Exhibit 99.906.CERT
                                                             -------------------


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of The Value Line Cash Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: August 31, 2004
      ---------------


                                      By: /s/ David T. Henigson
                                          -------------------------------------
                                          David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line Cash Fund, Inc.